SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of report (date of earliest event reported): September 30, 2005

Commission File Number 1-15929	Exact name of registrant as specified in its charter, state
   of incorporation, address of principal executive offices,
                     and telephone number

                     Progress Energy, Inc.
                  410 South Wilmington Street
              Raleigh, North Carolina 27601-1748
Telephone: (919) 546-6111	I.R.S. Employer Identification Number 56-2155481

State of Incorporation: North Carolina

        The address of the registrant has not changed since the last report.

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

        Progress Energy, Inc. (“Progress Energy”) has entered into three agreements described in more detail below. The three agreements, taken together, constitute an irrevocable, joint and several, full and unconditional guarantee by Progress Energy of the $300 million outstanding FPC Capital I 7.10% Cumulative Quarterly Income Preferred Securities due 2039, Series A (the “QUIPS”). FPC Capital I is wholly-owned by Progress Energy. Progress Energy’s subsidiary, Florida Progress Corporation, will continue to guarantee the QUIPS on an irrevocable, joint and several, full and unconditional basis.

    (a)        SUPPLEMENTAL INDENTURE NO. 2. Progress Energy has entered into a Supplemental Indenture No. 2, dated September 30, 2005, by and among Progress Energy, Florida Progress Funding Corporation, Florida Progress Corporation, and the Trustee named therein, to amend the Junior Subordinated Indenture, dated April 1, 1999, as supplemented, to provide that Progress Energy irrevocably and unconditionally guarantee the unsecured junior subordinated notes issued from time to time thereunder and that Progress Energy comply with the covenant to provide the reports specified in Section 13 and 15(d) of the Exchange Act of 1934. A copy of Supplemental Indenture No. 2 is filed herewith as Exhibit 4.1.

    (b)        AMENDED AND RESTATED GUARANTEE AGREEMENT. Progress Energy has entered into an Amended and Restated Guarantee Agreement, dated September 30, 2005, by and among Progress Energy, Florida Progress Corporation, and the Guarantee Trustee named therein, pursuant to which Progress Energy and Florida Progress Corporation jointly, severally, irrevocably, and unconditionally guarantee certain payments and distributions with respect to the FPC Capital I 7.10% Cumulative Quarterly Income Preferred Securities due 2039, Series A. A copy of the Amended and Restated Guarantee Agreement is filed herewith as Exhibit 4.2.

    (c)        AMENDED AND RESTATED AGREEMENT AS TO EXPENSES AND LIABILITIES. Progress Energy has entered into an Amended and Restated Agreement as to Expenses and Liabilities, dated September 30, 2005 (“Expenses Agreement”), by and among Progress Energy, Florida Progress Corporation, and FPC Capital I, pursuant to which Progress Energy and Florida Progress Corporation jointly, severally, irrevocably, and unconditionally guarantee to each beneficiary of FPC Capital I the full payment, when and as due, of any costs, expenses or liabilities of FPC Capital I. A copy of the Amended and Restated Agreement as to Expenses and Liabilities is filed herewith as Exhibit 4.3.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

        The information set forth above under Item 1.01 of this Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.       Description

4.1          Supplemental Indenture No. 2, dated September 30, 2005, by and among Progress Energy, Florida Progress Funding Corporation, Florida Progress Corporation, and the Trustee named therein.

4.2          Amended and Restated Guarantee Agreement, dated September 30, 2005, by and among Progress Energy, Florida Progress Corporation, and the Guarantee Trustee named therein.

4.3          Amended and Restated Agreement as to Expenses and Liabilities, dated September 30, 2005, by and among Progress Energy, Florida Progress Corporation, and FPC Capital I

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Progress Energy, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESS ENERGY, INC. Registrant By: /s/Geoffrey S. Chatas Geoffrey S. Chatas Executive Vice President and Chief Financial Officer

Date: October 5, 2005